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Exhibit 10.01
                              CREDIT AGREEMENT


THIS CREDIT AGREEMENT (this "Agreement") is made and entered into effective the 1st day of February, 2000, and between PHILIP R. LACERTE ("Lender"), and EZCONNECT, INC., a Nevada corporation ("Borrower").

                                 Recitals

A. Lender has made or will extend credit to Borrower from time to time, aggregating up to the principal sum of $1,500,000. Borrower is applying all credit provided hereunder for general working capital in operating the Borrower's business.

B. Borrower desires to obtain a commitment from Lender to extend Borrower credit for such purchasers aggregating up to $1,500,000, as hereinafter provided.

C. Lender is willing to extend such credit commitment to Borrower on the terms and subject to the conditions hereinafter set forth.

                                Agreement

NOW, THEREFORE, in reliance upon the recitals set forth above and for and in consideration of the mutual promises and covenants contained herein and the mutual benefits to the parties to be derived from this Agreement, it is hereby agreed as follows:

                               ARTICLE I
                                CREDIT

1.1 Amount. Pursuant to the terms of this Agreement, Lender shall extend credit to Borrower from time to time aggregating up to the principal amount of $1,500,000. The credit extended under the Agreement and as evidenced by this Agreement is to be used by Borrower for working capital in operating the Borrower's business. Borrower agrees that the monthly statements of account provided by the Lender to the Borrower shall serve as prima facie evidence as to the unpaid and funded principal balance owed to Lender, in the event that it should become necessary for Lender to commence an appropriate action seeking to collect the unpaid principal funded balance under this Agreement and interest, costs, and attorneys' fees in any court of competent jurisdiction.

1.2 Interest. All credit provided pursuant to the terms of this Agreement shall bear interest on the average daily balance (as defined below in Section
1.5 (c)) at ten percent (10%) per annum from the date hereof until either paid in full or renegotiated. Any additional extensions of credit by Lender to Borrower shall bear interest at the foregoing rate from and after the date of such loan. The principal and interest, together with any extensions, modifications, renewals, or additional loans; the performance of the covenants and agreements of Borrower contained herein; and the obligations of Borrower under the terms of the accompanying security agreement attached hereto shall be hereinafter referred to collectively as the "Obligation."

1.3. Security Agreement. As security for the Obligation, including any modifications, extensions, or renewals thereof, Borrower will execute the Security Agreement attached hereto as Exhibit A and incorporated herein by this reference (the "Security Agreement"), granting Lender a security interest in all the Borrower's assets, which shall be deemed the "Collateral."
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1.4  Right to Convert the Obligation to Equity.  Notwithstanding the Lender's
rights to receive cash payment(s) for the Obligation, at any time during the term of the Obligation, at the election of the Lender, the Lender may receive in satisfaction of a portion of or the entire Obligation, shares of the Borrower's common stock, par value $0.001 per share (the "Common Stock") at the rate of one share of Common Stock for every $1.00 of outstanding principal and interest amount of the Promissory Note.

1.5  Billing and Payment.

     (a) The Lender shall provide Borrower with a statement of Borrower's account on a calendar monthly basis.

     (b) Borrower may make periodic payments in part or full payment of the "average daily balance" as defined in subsection (c) of this section.

     (c) The "average daily balance" will be computed by taking the beginning balance of Borrower's account each day, adding any loans, and subtracting any payments or credits and unpaid finance charges. Lender will then add up all the average daily balances for the billing cycle and divide the total by the number of days in the billing cycle.

     (d) The "billing cycle" shall begin the first day of each calendar month and end on the last day of such calendar month.

     (e) The entire amount of credit extended under this Agreement will be due immediately upon the expiration of the notice of default given to Borrower from Lender in the event of default by Borrower as hereinafter provided.

1.6 Term. Unless terminated earlier by the mutual agreement of the parties or pursuant to another provision of this Agreement, this Agreement shall continue in full force and effect for a term of one (1) year, renewable annually, from the date hereof, or until the entire amount owned by Borrower hereunder is paid-in-full or has been renegotiated with Lender, which ever is the latest to occur.

                                 ARTICLE II
                    CONDITIONS OF LENDER'S OBLIGATIONS

All obligations of Lender under this Agreement are subject to the fulfillment, prior to any credit extended hereunder, of each of the following conditions, any or all of which may be waived in writing in whole or in part by Lender at or prior to execution.

2.1 Satisfaction of Conditions. Borrower shall have performed and satisfied in all material respects all obligations, conditions, and covenants required by this Agreement to be performed and satisfied by it at or before the execution of this Agreement.

2.2 Certain Documents. The obligation of Lender to extend credit to Borrower is subject to the condition that all of the following documents shall have been received by Lender:

     (a) The Security Agreement in the form of Exhibit A attached hereto, with appropriate insertions, executed as appropriate by Borrower;

     (b) The Master Promissory Note in the form of Exhibit B attached hereto, with appropriate insertions, executed as appropriate by Borrower;

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     (c)  Form UCC-1, executed as appropriate by Borrower; and

     (d)  This Agreement executed by Borrower and Lender.

                               ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF BORROWER

In order to obtain Lender's reliance and agreement to enter into this Agreement and the transactions contemplated hereby, Borrower makes the following representations and warranties:

3.1 No Conflicting Agreements. The execution and delivery of this Agreement and the consummation of the transactions provided for herein will not violate or conflict with or result in the breach of any provision or covenant or constitute a default or an event which with notice or lapse of time or both would constitute a default under, or accelerate the performance required by, or result in the termination of any agreement, stipulation, order, judgment, or decree to which Borrower is a party or is subject or which binds any of the properties or assets of Borrower.

3.2 Litigation. Borrower is not aware of any claim or pending litigation that would prevent or encumber its power to execute, deliver, or consummate this Agreement and the transactions contemplated hereby.

3.3 Binding Obligation. This Agreement, the Security Agreement and the Master Promissory Note have been duly executed and delivered by Borrower and constitute legal, valid, and binding obligations of Borrower and are enforceable against them in accordance with their terms, except as the enforceability may be affected by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and to the extent the availability of certain remedies may be limited by certain equitable principles of general applicability.

3.4 No Existing Default. Borrower is not in default, nor has any event occurred that with notice or the passage of time or both would constitute a default under any agreement, indenture, or contract relating to any material obligation for borrowed money or any form of credit agreement whatsoever, including, without limitation, any installment purchase agreements.

                                ARTICLE IV
                      NEGATIVE COVENANTS OF BORROWER

Borrower agrees that it will not, prior to the satisfaction of all its obligations under the terms of this Agreement and the Security Agreement, do any of the following:

4.1 Satisfaction of Existing Obligations. Other than in the ordinary course of business as now conducted, Borrower shall not cause to be created or suffer to exist any additional lien, mortgage, pledge, charge, security, or other encumbrance on any of the Collateral.

4.2 Amendment of Contracts. Other than in the ordinary course of business as now conducted, Borrower shall not engage in any transaction that would create or result in any additional indebtedness or pay any obligation or liability or enter into, terminate, or amend any agreement or transfer or grant any rights under any lease, license, or other agreement or in any manner dispose of or acquire any material amount of assets.



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4.3  Continuation of Business.  Borrower shall use its best efforts consistent with prudent business practices to preserve and maintain the business and business organization of Borrower intact; to preserve its goodwill; to pay its obligations as they mature; and to retain Borrower's relationship with its customers.

4.4 Regulatory Compliance. Borrower shall not violate in any material respect any law, rule, regulation, order, or ordinance applicable to the conduct of the business of Borrower or relinquish or terminate any rights, qualifications, license, or permits that would materially affect the financial condition or the business of Borrower.

                                 ARTICLE V
                    AFFIRMATIVE COVENANTS OF BORROWER

5.1 Use of Credit. Borrower shall utilize 100% of the credit extended hereby for working capital.

5.2 Financial Records. Borrower shall maintain adequate books, accounts, and records in accordance with the practices of prudent businessmen and in accordance with generally accepted accounting principles, consistently applied, and shall make all such records available for inspection and duplication, by Lender or its agents at any time during reasonable business hours.

5.3 Insurance. Borrower shall insure and keep insured at all times all of their property of an insurable nature, with insurers who are financially sound and responsible, against loss or damage from fire and other risks, casualties, or contingencies, and shall carry such public liability as is reasonably prudent in the conducting of Borrower's business.

5.4 Compliance With Laws. Borrower shall take whatever actions are necessary to comply with all statutes and regulations governing the activities and operations of Borrower and maintain its corporate existence and right to carry on business in each state or other jurisdiction in which Borrower now conducts business.

                                  ARTICLE VI
                                   DEFAULT

6.1 Events of Default. Upon the occurrence and during the continuance of any one or more of the events hereinafter enumerated, Lender may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to Borrower, declare the unpaid balance of the principal and interest then accrued to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Borrower, such events being as follows:

     (a) Default in the payment of the principal and interest or any portion thereof when the same shall become due and payable, whether at maturity as therein expressed, by acceleration, or otherwise, unless cured within fifteen
(15) days after notice thereof by the Lender to Borrower;

     (b) The creditors under any priority secured indebtedness of Borrower shall declare the amounts due thereunder to be due and payable following default;


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     (c)  Default in the due observance or performance of any other covenant or obligation contained in this Agreement, the Security Agreement, or the Master Promissory Note unless observed or performed within fifteen (15) days after notice thereof to Borrower by Lender; provided, if compliance is not possible within fifteen (15) days, default shall occur upon failure within fifteen (15) days to take steps that will produce compliance as soon as is reasonably practicable;

     (d) Borrower shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Borrower, or of all or any substantial portion of its property, or Borrower shall make an assignment to an agent authorized to liquidate any substantial part of its assets;

     (e) An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of Borrower, or an order of any court shall be entered appointing any receiver or trustee of or for Borrower, or any receiver or trustee of all or any substantial portion of the property of Borrower, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Borrower, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

6.2 Procedure on Default. Upon the occurrence of an event of default, and at any time thereafter, Lender may elect to declare the entire Obligation hereby secured immediately due and payable:

     (a) In the event of default in the payment of said Obligation when due or declared due, Lender, shall have all the rights and remedies of a secured party and shall be entitled to avail itself of all such other rights and remedies that may now or hereafter exist at law or in equity for the collection of the Obligation and the enforcement of the covenants herein and the foreclosure of the security interest created hereby and resort to any remedy provided hereunder or provided by the Utah Uniform Commercial Code, or by any other law of the state of Utah, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies; and

     (b) In the event of default, and after notice of default has expired, at any time thereafter, without further notice, Lender may elect to take possession of the Collateral, and to avail itself to all such other rights and remedies that may now or hereafter exist at law or in equity for the repossession of the Collateral, the collection of any amounts due for the sale thereof, or any other amounts due or arising from and out of the terms of this Agreement. In the event that Lender elects to take possession of the Collateral or exercise any other self-help remedies available to it, Borrower shall allow Lender to enter the premises at which the Collateral is located and shall give Lender its full and complete cooperation in immediately identifying the Collateral provided by Lender and assist in returning the same so as to protects Lender's interest in the Collateral. Furthermore, Borrower shall hold Lender harmless with respect to any and all claims, legal or monetary, which may arise as a result of the exercise of the self-help or repossession remedies which Lender may utilize.

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     (c)  The requirement of reasonable notice to Borrower of the time and place of any public sale of the Collateral or of the time after which any private sale, or any other intended disposition thereof is to be made, shall be met if such notice is mailed, postage prepaid, to Borrower at the address of such party designated below, at least 30 days before the date of any public or private sale or other disposition is to be made.

6.3 Defaults Upon Prior Indebtedness. Upon the default by Borrower of any term, covenant, or condition required to be performed by it on any priority secured indebtedness or the receipt by Borrower from any such priority secured creditor of notice of any default under such indebtedness, whether or not repayment of the indebtedness is accelerated, Borrower shall promptly advise Lender in writing of the nature and amount of default and of the action, if any, threatened by such priority secured creditor. Notwithstanding the Borrower's obligation to cure any and all such defaults, Lender may, but shall not be obligated to do so, in the name, place, and stead of Borrower and, in the case of such curative efforts by Lender, succeed to all of the rights, remedies, and security of such priority creditor.

                                 ARTICLE VII
                          MISCELLANEOUS PROVISIONS

7.1 Assignment of Agreement. Except as expressly provided, neither the rights nor the obligations of the parties to this agreement may be assigned or delegated by either party in whole or in part without the prior written consent of the other party.

7.2 Governing Law. Unless otherwise provided herein, this Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Utah.

7.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or, if sent by facsimile transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid telegram addressed as follows:

If to Lender: PHILIP R. LACERTE     If to Borrower: EZCONNECT, INC.
              Box 1392                              716 East 4500 South, N-142
              Carbondale, CO 81623                  Salt Lake City, UT  84107
              Fax No: (970) 963-8700                Fax No.: (801) 270-9712

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission or other electronic communication, three days after the date so mailed, or one day after the date so telegraphed or sent by overnight delivery.

7.4 Title and Captions. Section titles or captions to this Agreement are for convenience and reference only and shall not be deemed part of this Agreement and shall not be interpreted to define, limit, augment, extend, or describe the scope, content, or intent of any part or parts of this Agreement.

7.5 Pronouns and Plurals. Whenever the context may require, all pronouns used herein shall include the corresponding masculine, feminine, or neuter forms and the singular form of pronouns and verbs shall include the plural and vice versa. Each of the foregoing genders and plurals is understood to refer to a corporation, partnership, or other legal entity when the context so requires.

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7.6  Further Action.  The parties shall execute and deliver all documents or instruments, provide all information, and take or forebear from all such action as may be necessary or appropriate to achieve the purpose of this Agreement.

7.7 Binding Effect Upon Successors. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective heirs, executors, administrators, successors, legal representatives, and assigns; provided, that this provision shall not be construed as permitting assignment, substitution, delegation, or other transfer of rights or obligations, except strictly in accordance with the provisions of the other sections of this Agreement.

7.8 Creditors. Unless expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any creditors of any party hereto.

7.9 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, promise, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, promise, or condition. Any party may, by notice delivered in the manner provided in this Agreement, but shall be under no obligation to, waive any of its rights or any conditions to its obligations hereunder, or any duty, obligation, or covenant of any other party. No waiver shall affect or alter the remainder of this Agreement, but each and every other covenant, duty, promise, and condition hereof shall continue in force and effect with respect to any other then existing or subsequently occurring breach.

7.10 Severability. In the event that any condition, covenant, or other provision herein contained is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Agreement and shall in no way affect any other covenant or condition herein contained. If such condition, covenant, or other provision shall be deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

7.11 Exhibits. All exhibits annexed to this Agreement and any documents to be delivered herewith are expressly made a part of this Agreement as fully as though completely set forth in it. All references to this Agreement, either in the Agreement itself or in any of such writings, shall be deemed to refer to and include this Agreement itself or in any of such exhibits or writings. Any breach of or default under any provision of any of such writing shall, for all purposes, constitute a breach or default under this Agreement and all other such writings.

7.12 Attorneys' Fees. Should either party take any legal action to enforce any of the terms or provisions of this Agreement, or any costs are incurred by reason of breach or default in any of the covenants, representations, warranties, terms, or conditions of this Agreement, the non-defaulting party shall be entitled to recover any costs, including attorneys' fees incurred in enforcing the obligations of the other party under the terms of this Agreement or in collecting any judgment that may be entered.

7.13 Time of Essence. Time is of the essence in the performance of the duties, covenants, or obligations of the parties under the terms of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LENDER:                            BORROWER:

/S/PHILIP R. LACERTE                    EZCONNECT, INC.
                                          /S/Frank Gillen
                                          Its Duly Authorized Officer

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                                  Exhibit A
                             SECURITY AGREEMENT


THIS SECURITY AGREEMENT (this "Agreement") is effective this 1st day of February, 2000, by and between PHILIP R. LACERTE ("Lender"), and EZCONNECT, INC., a Nevada corporation ("Borrower").

                                  Recitals

Contemporaneously with the execution of this Agreement, Lender has agreed to provide credit to Borrower in a principal amount of up to $1,500,000, all as more particularly set forth in that certain Credit Agreement of even date between Borrower and Lender (the "Credit Agreement"). Borrower shall use all of the credit extended pursuant to the Credit Agreement in such manner as may be from time to time approved by the Lender, but for such purposes as for working capital in operating the Borrower's business. The Lender would not have extended credit to Borrower without the grant by the Borrower of a Master Promissory Note and a security interest in favor of the Lender in the collateral described below. In order to provide security for the performance of certain terms, covenants, and conditions set forth in the Credit Agreement and the Master Promissory Note and the various obligations represented hereby, Borrower is granting to the Lender a security interest in and to the collateral hereinafter described. The credit extended, together with any extensions, modifications, or renewals; the performance of the covenants and agreements of Borrower contained in the Credit Agreement and Master Promissory Note; and the obligations of the Borrower under this Agreement are hereinafter referred to collectively as the "Obligation."

                                 Agreement

1. Creation of Security Interest. In consideration of financial accommodations given, to be given, or continued, Borrower grants to Lender a security interest in and to the assets of the Borrower and any proceeds which the Borrower may receive on account of such collateral (hereinafter called "Collateral"). If at any time the Collateral representing the Security Interest hereby granted should decline in value or become impaired or for any other reason be deemed by the Lender to be insufficient to secure the payment of all sums due and compliance with all obligations created under the Obligation, Borrower agrees, within 24 hours of demand by Lender, to furnish such additional Collateral as may be satisfactory to the Lender. Unless otherwise defined, the words used herein shall have the same meaning given them in the Utah Uniform Commercial Code as now adopted and as hereafter amended from time to time.

2. Payment of Principal and Interest. The Security Interest shall secure the repayment of the indebtedness evidenced by the Credit Agreement and Master Promissory Note of even date herewith in the principal sum of $1,500,000, with interest thereon at ten percent (10%) per annum from and after the date thereof. The amount of credit extended under the Credit Agreement, including the principal and interest, is due and payable as follows:

     (a) The Lender shall provide Borrower with a statement of Borrower's account on a calendar monthly basis.

     (b) Borrower may make periodic payments in part or full payment of the "average daily balance" as defined in subsection (c) of this section.

     (c) The "average daily balance" will be computed by taking the beginning balance of Borrower's account each day, adding any new purchases, and subtracting any payments or credits and unpaid finance charges. Lender will then add up all the average daily balances for the billing cycle and divide the total by the number of days in the billing cycle.

     (d) The "billing cycle" shall begin the first day of each calendar month and end on the last day of such calendar month.

     (e) The entire amount of credit extended under the Credit Agreement will be due immediately upon the expiration of the notice of default given to Borrower from Lender in the event of default by Borrower as hereinafter provided.

3. Application of Payments. Unless applicable law provides otherwise, all payments received by Lender shall be applied by Lender first in payment of interest payable, next to the principal, and last to any other sums secured by this Agreement.

4. Collateral Generally. As to all Collateral hereafter acquired by Borrower, unless specifically otherwise agreed by the Lender in writing, the Borrower will:

     (a) Maintain possession of the Collateral at the location disclosed to the Lender, and not remove the Collateral from that location;

     (b)  Keep the Collateral separate and identifiable; and

     (c) Maintain the Collateral in good and saleable condition and repair if necessary, clean, maintain, and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use if lawfully and only as permitted by insurance policies, and permit the Lender to inspect the Collateral at any reasonable time.

5. Ownership of Collateral. The Borrower shall own all the Collateral absolutely and no other person shall have any interest in the Collateral; except (a) as disclosed on the date hereof as a matter of public record in the proper place for filing notices of encumbrances on the respective kinds of property so affected; and (b) except as warranted or disclosed in the Agreement. The Borrower will defend any proceeding which may affect the title to or the Lender's security interest in any Collateral, and will indemnify the Lender and hold it harmless from all damages to Lender from any such claim, including all costs and expenses of the Lender's defense.

6.  Charges, Liens, and Encumbrances on Collateral.   The Borrower will pay,
when due, all future charges, liens, obligations, or encumbrances on, and all taxes and assessments hereafter imposed on or affecting the Collateral and, if the Collateral is in the Borrower's possession, the realty on which the Collateral is located.

7. Insurance. The Borrower will insure the Collateral with companies, and against risks and liability satisfactory to the Lender and hereby agrees to deliver copies thereof to the Lender, at the Lender's request.

8. Prior Indebtedness. The Security Interest granted hereby is not subordinate to any other interests or claims of other Lenders.

9. Events of Default. Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Lender may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to Borrower, declare the unpaid balance of the principal and all interest then accrued on the Note to be immediately due and payable, and the principal shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Borrower, such events being as follows:

     (a) Default in the payment of the principal and interest or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within 15 days after notice thereof by Borrower;

     (b) Default in the due observance or performance of any other covenant or obligation contained in this Agreement or the Credit Agreement and/or Master Promissory Note, unless observed or performed within 15 days after notice thereof to Borrower by Lender, provided, if compliance is not possible within 15 days, default shall occur upon failure within 15 days to take steps that will produce compliance as soon as reasonably practicable;

     (c) The creditors under any secured indebtedness of Borrower having a priority over the indebtedness of Lender shall declare the amounts owing thereunder to be due and payable following default;

     (d) Borrower shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of Lenders, or shall apply for or consent to the appointment of any receiver or trustee for Borrower, or of all or any substantial portion of its property, or Borrower shall make an assignment to an agent authorized to liquidate any substantial part of its assets;

     (e) An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of Borrower, or an order of any court shall be entered appointing any receiver or trustee of or for Borrower, or any receiver or trustee of all or any substantial portion of the property of Borrower, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Borrower, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

10. Procedure on Default. Upon the occurrence of an event of default, and at any time thereafter, Lender may elect to declare the entire Obligation hereby secured immediately due and payable:

     (a) In the event of default in the payment of said Obligation when due or declared due, Lender, shall have all the rights and remedies of a secured party and shall be entitled to avail itself of all such other rights and remedies that may now or hereafter exist at law or in equity for the collection of the Obligation and the enforcement of the covenants herein and the foreclosure of the security interest created hereby and resort to any remedy provided hereunder or provided by the Utah Uniform Commercial Code, or by any other law of the state of Utah, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies; and

     (b) In the event of default, and after notice of default has expired, at any time thereafter, without further notice, Lender may elect to take possession of the Collateral, and to avail itself to all such other rights and remedies that may now or hereafter exist at law or in equity for the repossession of the Collateral, the collection of any amounts due for the sale thereof, or any other amounts due or arising from and out of the terms of this Agreement. In the event that Lender elects to take possession of the Collateral or exercise any other self-help remedies available to it, Borrower shall allow Lender to enter the premises at which the Collateral is located and shall give Lender its full and complete cooperation in immediately identifying the Collateral provided by Lender and assist in returning the same so as to protects Lender's interest in the Collateral. Furthermore, Borrower shall hold Lender harmless with respect to any and all claims, legal or monetary, which may arise as a result of the exercise of the self-help or repossession remedies which Lender may utilize.

     (c) The requirement of reasonable notice to Borrower of the time and place of any public sale of the Collateral or of the time after which any private sale, or any other intended disposition thereof is to be made, shall be met if such notice is mailed, postage prepaid, to Borrower at the address of such party designated below, at least 30 days before the date of any public or private sale or other disposition is to be made.

11. Cumulative Remedies. The security interest herein granted shall not be affected by nor affect any other security taken for the indebtedness hereby secured, or any part thereof, and any extensions may be made of the indebtedness and this security interest and any releases may be executed, releasing the Collateral, or any part thereof without effecting the priority of this security interest or the validity thereof with reference to any third person, and the holder of said indebtedness shall not be limited by any election of remedies if he chooses to foreclose this security interest by suit. All remedies provided in this Agreement are distinct and cumulative to any other right or remedy under this Agreement or afforded by law or equity, and may be exercised concurrently, independently, or successively.

12. Financing Statement. The Borrower agrees that this Agreement shall also constitute a financing statement under the Utah Uniform Commercial Code. If the Lender shall so request, Borrower shall also execute and deliver a financing statement on form UCC-1 to further evidence such security interest.

13. Notices. All notices, consents, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given when sent by prepaid air mail letter and shall be addressed to each of the parties as set forth in the Credit Agreement, or at such other address as may be designated by notice hereunder.

14. Survival of Warranties and Representations. The representations, warranties, covenants, agreements, indemnities, and undertakings of the parties in this Agreement shall not expire with, or be terminated or extinguished by, the execution and delivery of this Agreement or any document or instrument contemplated hereby, notwithstanding any investigations of the facts constituting the basis of the representations and warranties of another party by any party hereto or anyone on behalf of any party hereto.

Consummation of the transactions contemplated hereby shall not be deemed or construed as a waiver of any right or remedy that any party hereto may have or covenant, notwithstanding any fact or facts that such party knew or should have known at such time.

15. Severability. In the event of this Agreement or the application of any such provision to any person or circumstance shall conflict with any jurisdiction, then such conflict shall not affect any other provision of this Agreement which can be given effect without the conflicting provision and the remainder of this Agreement or the application of such provisions to persons or circumstances other than those as to which such provisions are held invalid or unenforceable, shall not be affected thereby. The invalidity or unenforceability of this Agreement or any provisions thereof in any jurisdiction shall not affect the validity or enforceability of this Agreement or of such provision in any other jurisdiction. To this end, the provisions of this Agreement are declared to be severable. In the event that any law limiting the amount of interest or other charges permitted to be collected from the undersigned is interpreted so that any charge provided for in this Agreement, whether considered separately or together with other charges that are considered a party of this Agreement, violates such law, and the Borrower declared by a court having jurisdiction in the premises to be entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to the Lender in excess of the amounts payable to the Lender computed on the basis of such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness secured by this Agreement.

16. Modification. This Agreement may not be supplemented, varied, or rescinded except by a writing which contains an express reference to this Agreement and which is signed by the party against whom enforcement of the supplement, variance, or rescission is asserted.

17. Governing Law. This Agreement is being executed and delivered and is intended to be performed in, and the execution, validity, construction, and performance of this Agreement shall be construed and enforced in accordance with, the laws of the state of Utah.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LENDER:

/S/PHILIP R. LACERTE

BORROWER:

EZCONNECT, INC., a Nevada corporation

By /S/ Frank Gillen, Its Duly Authorized Representative

                              MASTER PROMISSORY NOTE

$1,500,000.00                                          DATE: FEBRUARY 1, 2000

FOR VALUE RECEIVED, EZCONNECT, INC., a Nevada corporation ("Borrower"), promises to pay to PHILIP R. LACERTE (the "Lender"), or order, the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) with interest on the unpaid principal balance at ten percent (10%) per annum.

This Promissory Note is the Master Promissory Note referred to in the Credit Agreement of even date herewith entered into by Borrower and Lender.

1. Master Note Agreement. This Promissory Note shall constitute a "Master Note" under which the Lender may make periodic advances to Borrower from time to time aggregating up to the principal amount of this Promissory Note as shown on the face hereof. Borrower agrees that the records of the Lender shall serve as prima facia evidence as to the unpaid and funded principal balance of this Promissory Note, from time to time, in the event that it should become necessary for the Lender to commence an appropriate action seeking to collect the unpaid principal funded balance of this Promissory Note and interests, costs, and attorney's fees in any court of competent jurisdiction.

2. Payment of Principal and Interest. The principal shall bear interest on the average daily balance (as defined in subsection (b) of this section) at ten percent (10%) per annum from and after the date thereof until payment in full. The principal and interest, is due and payable as follows:

     (a) Borrower may make periodic payments in part or full payment of the "average daily balance" as defined in subsection (c) of this section.

     (b) The "average daily balance" will be computed by taking the beginning balance of Borrower's account each day, adding any advances and subtracting any payments or credits and unpaid finance charges. Lender will then add up all the average daily balances for the billing cycle and divide the total by the number of days in the billing cycle.

     (c) The "billing cycle" shall begin the first day of each calendar month and end on the last day of such calendar month.

     (d) The entire amount of credit extended under the Credit Agreement and this Promissory Note will be due immediately upon the expiration of the notice of default given to Borrower from Lender in the event of default by Borrower as hereinafter provided.

3. Application of Payments. Unless applicable law provides otherwise, all payments received by Lender shall be applied by Lender first in payment of interest payable, next to the principal, and last to any other sums secured by this Agreement.

4. Term. Unless terminated earlier by the mutual agreement of the parties or pursuant to another provision of this Agreement, this Agreement shall continue in full force and effect for a term of one (1) year, renewable annually, from the date hereof, or until the entire amount owned by Borrower hereunder is paid-in-full or has been renegotiated with Lender, which ever is the latest to occur.

5. Conversion. Subject to, and in compliance with, the provisions contained herein, the Lender is entitled, at his option, at any time prior to maturity, or in case this Promissory Note or some portion hereof shall have been called for prepayment prior to such date, then, in respect of this Promissory Note or such portion hereof, until and including, but not after, the close of business within 5 days of the date of notice of prepayment, to convert this Promissory Note (or any portion of the principal amount and accrued interest hereof), into fully paid and nonassessable shares of common stock of the Borrower at a rate of $1.00 per share (the "Shares"). The conversion right shall be exercised with conversion occurring by surrender of the Promissory Note, duly endorsed (if so required by the Borrower) or assigned to the Borrower or in blank, to the Borrower at its offices, accompanied by written notice to the Borrower, in the form prescribed by the Borrower, that the Lender elects to convert this Promissory Note or, if less than the entire principal and accrued interest, the amount to be converted. On conversion, accrued interest due on the Promissory Note shall be convertible at the same rate as the principal on the Promissory Note. No fractions of Shares will be issued on conversion, but instead of any fractional interest, the Borrower will pay cash adjustments as provided herein.

6. Limitations on Right on Conversion. Following receipt of the written notice of intention to convert the Promissory Note, the Borrower shall take such steps as it deems appropriate to permit conversion of the Promissory Note as specified in the notice without registration or qualification under applicable federal and state securities laws. The Borrower may require the Lender to make certain representations and execute and deliver to the Borrower certain documents as a condition to exercise of the conversion rights hereunder, all in form and substance satisfactory to the Borrower as determined in its sole discretion. In the event the Borrower reasonably determines that the Promissory Note cannot be converted in compliance with applicable federal and state securities laws in the absence of registration or qualification under such statutes, the Borrower shall be under no obligation to permit conversion of the Promissory Note and issue any Shares pursuant hereto.

7. Events of Default. Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Lender may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to Borrower, declare the unpaid balance of the principal and all interest then accrued on the Promissory Note to be immediately due and payable, and the principal and accrued interest shall become immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Borrower, such events being as follows:

     (a) Default in the payment of the principal and interest of the Promissory Note or any portion thereof when the same shall become due and payable, unless cured within 15 days after notice thereof by the Borrower;

     (b) Default in the due observance or performance of an other covenant or obligation contained in this Promissory Note or the Credit Agreement and/or Security Agreement, unless observed or performed within 15 days after notice thereof to Borrower by Lender, provided, if compliance is not possible within 15 days, default shall occur upon failure within 15 days to take steps that will produce compliance as soon as reasonably possible;

     (c) The lenders under any secured indebtedness of Borrower having a priority over the indebtedness of Lender shall declare the amounts owing thereunder to be due and payable following default;

     (d) Borrower shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Borrower, or of all or any substantial portion of its property, or Borrower shall make an assignment to an agent authorized to liquidate any substantial part of its assets; or

     (e) An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of Borrower, or an order of any court shall be entered appointing any receiver or trustee of or for Borrower, or any receiver or trustee of all or any substantial portion of the property of Borrower, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Borrower, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

8. Procedure on Default. Upon the occurrence of an event of default, and at any time thereafter, Lender may elect to declare the entire Promissory Note immediately due and payable:

     (a) In the event of default in the payment of the Promissory Note when due or declared due, Lender, shall have all the rights and remedies of a secured party and shall be entitled to avail itself of all such other rights and remedies that may now or hereafter exist at law or in equity for the collection of the Promissory Note and the enforcement of the covenants herein and the foreclosure of the security interest created in connection with the issuance of the Promissory Note and resort to any remedy provided hereunder or provided by the Utah Uniform Commercial Code, or by any other law of the state of Utah, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies; and

     (b) In the event of default, and after notice of default has expired, at any time thereafter, without further notice, Lender may elect to take possession of the Collateral, and to avail itself to all such other rights and remedies that may now or hereafter exist at law or in equity for the repossession of the Collateral, the collection of any amounts due for the sale thereof, or any other amounts due or arising from and out of the terms of the Credit Agreement and Security Agreement. In the event that Lender elects to take possession of the Collateral or exercise any other self-help remedies available to it, Borrower shall allow Lender to enter the premises at which the Collateral is located and shall give Lender its full and complete cooperation in immediately identifying the Collateral provided by Lender and assist in returning the same so as to protects Lender's interest in the Collateral. Furthermore, Borrower shall hold Lender harmless with respect to any and all claims, legal or monetary, which may arise as a result of the exercise of the self-help or repossession remedies which Lender may utilize.

     (c) The requirement of reasonable notice to Borrower of the time and place of any public sale of the Collateral or of the time after which any private sale, or any other intended disposition thereof is to be made, shall be met if such notice is mailed, postage prepaid, to Borrower at the address of such party designated below, at least 30 days before the date of any public or private sale or other disposition is to be made.

9. Severability. In case any provision in this Promissory Note shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10. Governing Law. This Note shall be governed by and construed and interpreted in accordance with the laws of the state of Utah.

11. Security Interest. This Promissory Note is secured by a security interest in all the assets of the Borrower (the "Collateral"), in accordance with the Security Agreement relating thereto.

12. Legal Holidays. In any case where any date provided herein shall not be a business day, then (notwithstanding any other provision of this Promissory
Note) the event required or permitted on such date shall be required or permitted, as the case may be, on the next succeeding business day with the same force and effect as if made on the date upon which such event was required or permitted pursuant hereto.

13. Delay or Omission; No Waiver. No delay or omission of the Lender to exercise any right or remedy accruing upon any event of default shall impair any such right or remedy or constitute a waiver of any such event or default or any acquiescence therein. Every right or remedy given hereby or by law may be exercised from time to time, and as often as may be deemed expedient.

14. Miscellaneous. None of the rights and remedies of the registered holder of the Promissory Note shall be waived or affected by failure or delay to exercise them. All remedies conferred on the Lender shall be cumulated and none is exclusive. Such remedies may be exercised concurrently or consecutively at the Lender's option.

DATED effective as of the 1st day of February, 2000.

EZCONNECT, INC., a Nevada corporation

By/S/Frank Gillen, Its Duly Authorized Officer